A__Arize7Arc SWA-PA-03729-LA-2504996 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: ['] The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Reference. Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer, and together with Boeing, the Parties) relating to model 737-8 aircraft and model 737-7 aircraft (each, and collectively, the Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. As used herein, the term Option Agreement means Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled "Option Aircraft". 1. Recitals. 1.1 WHEREAS, [] provide for the application of the r (as such terms are defined in Article 2.1 below, and such condition, the [ ] 1.2 WHEREAS, the ['] (as defined in Article 2.1.2) provides for the [***] on the terms set forth in the ['] (as such terms are defined in Article 2.1 below, and such condition, together with the [***] ). 1.3 WHEREAS, Customer has E**1 as further provided in Article 2 below, and has asked Boeing [***] with respect thereto. 1.4 WHEREAS, ['] , Boeing [***] , on the terms set forth below. 1.5 WHEREAS, the Parties otherwise reaffirm the continuing validity and availability of the [***] and the [*"] including the enforceability of the ["] respectively. Page 1 BOEING PROPRIETARY ["*] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

2. Limited Waiver of [***] .

2.1 Applicable Agreements.

2.1.1 The letter agreements listed in Table 2.1 below are collectively defined as the [***] , and the relevant Articles to the respective letter agreements listed in Table 2.1 below are collectively defined as the [***] The Parties acknowledge that it is their mutual intent to include in the following Table 2.1 any [***] of the Purchase Agreement that is expressly conditioned upon [***] . In the event the Parties discover that any such provision has been omitted from the following Table 2.1, the Parties agree to work together in good faith to amend this Letter Agreement in order to give effect to such stated intent, including by incorporating such provision in the following Table 2.1 and otherwise appropriately incorporating such provision into the Limited Waiver and other applicable provisions hereof.

Table 2.1: [***]		
[***]	Agreements	[***] Memoranda
Letter Agreement Number	**Letter Agreement Title**	**Article Number**
SWA-PA-03729-LA-1106467R3	[***]	1.5
SWA-PA-03729-LA-1106473R4	[***]	1.5, 1.7, 1.7.1, 1.7.2, 1.8, 2.5, 2.7, 2.8, 2.8.1, 2.8.2, 3.5, 3.7, 3.8, 4.5, 4.7, 4.8
SWA-PA-03729-LA-1106475R7	[***]	1.5, 1.7, 1.7.1, 1.7.2, 1.8, 1.8.1, 1.8.2
SWA-PA-03729-LA-1301170R4	[***]	1.5, 1.7, 1.8, 1.8.1, 1.8.2
SWA-PA-03729-LA-2100984R1	[***]	1.5, 1.7
SWA-PA-03729-LA-2100811	[***]	1.1 through 1.5
SWA-PA-03729-LA-2304184	[***]	1.5, 1.7, 1.8
SWA-PA-03729-LA-2307230	[***]	1.5, 1.6, 1.7
SWA-PA-3729-LA-2100812R2	[***]	1.1 through 1.5

2.1.2 As used herein, the term [***] means letter agreement number 6-1162-CAF-0390R2, and the term [***] means the [***] for Customer contemplated in paragraphs 3 and 4, collectively, of the [***]

2.2 Limited Waiver. Contingent upon Customer's compliance with Articles 2.3, 2.4, and 2.5 below (**Conditions**), Boeing will waive application of [***]

SWA-PA-03729-LA-2504996
[***]
Page 2
BOEING PROPRIETARY

6,___4&1OwzAw 2.3 [**1 2.4 [***] SWA-PA-03729-LA-2504996 [**1 Page 3 BOEING PROPRIETARY

?lfirAIE,ArIF 2.5 [***] SWA-PA-03729-LA-2504996 [***] BOEING PROPRIETARY Page 4

Z)CLAPPI7EZAMS? 2.6 [***] 2.7 If, at any time, Customer fails to comply with any of the conditions in Articles 2.3 or 2.4, or fails to materially comply with Article 2.5, then Boeing may [***] 2.8 By entering into this Letter Agreement and exercising their rights herein, Boeing and Customer each agree that, neither Boeing, nor Customer, waives any rights or claims except to the extent of the Limited Waiver on the terms set forth in this Letter Agreement, and that Boeing and Customer expressly reserve all rights or claims they may have under the Purchase Agreement, any other relevant agreements, and at law or equity, without prejudice to Boeing or Customer. 3. Confidentiality. Each of Boeing and Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing and Customer as confidential and has value precisely because it is not available generally to other parties. Except as expressly provided in Article 2.5 above, (i) Boeing and Customer agree to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Boeing or Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing or Customer, as applicable, and (c) any auditors and attorneys of Boeing or Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation, and (ii) disclosure to other parties is not permitted without the consent of Boeing or Customer, as SWA-PA-03729-LA-2504996 BOEING PROPRIETARY Page 5

01_4,0E/Afar applicable, except as may be required by applicable law or governmental regulations, provided that the Parties will consult with each other with regard to the timing, nature and extent of the required disclosure, and will give due consideration to any requests received from Boeing or Customer to limit such required disclosure, provided that this would not result in any breach of any applicable rule or requirement. Boeing and Customer shall be fully responsible to each other for compliance with such obligations. ACCEPTED AND AGREED TO this Date: , 61844p SOUTHWEST AIRLINES CO. By: Name: Title: rt qtz. 'Flee+ Vt4.0k THE BOEING COMPANY / By: Name: McKenzie Kuckhahn Title: Attorney-In-Fact SWA-PA-03729-LA-2504996 [***1 Page 6 BOEING PROPRIETARY